GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A Shares of the

Goldman Sachs High Yield Floating Rate Fund (the “Fund”)

Supplement dated May 23, 2012 to the

Prospectus dated July 29, 2011 (the “Prospectus”)

Effective immediately, the following changes will be made to the Fund’s Prospectus.

The following replaces footnotes ** and *** to the table under “Shareholder Guide—What Is The Offering Price of Class A Shares?”:

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% (0.75% for the High Yield Floating Rate Fund) may be imposed in the event of certain redemptions within 18 months.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1% (0.75% for the High Yield Floating Rate Fund) of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% (0.75% for the High Yield Floating Rate Fund) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

The section of the Prospectus entitled “Shareholder Guide—What Else Do I Need To Know About Class A Shares’ CDSC?” is hereby deleted and replaced with the following:

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month for purchases made prior to December 6, 2010), a CDSC of 1% (0.75% for the High Yield Floating Rate Fund) may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below.

This Supplement should be retained with your Prospectus for future reference.

HYFRASTK 05-12